                                                                  EXHIBIT 99.200

                                   SECTION 9:

                                   COST BASED
                              TRANSMISSION PRICING

                              (C) Shir Consultants

                                     OUTLINE

-     General cost based transmission pricing process

-     Transmission pricing schemes

-     Transmission pricing models


(C) Shir Consultants                                                         9-2

                          TRANSMISSION PRICING PROCESS

                                  [FLOW CHART]


(C) Shir Consultants                                                         9-3

                          TRANSMISSION PRICING PROCESS

                                  [FLOW CHART]


(C) Shir Consultants                                                         9-4

                          TRANSMISSION PRICING SCHEMES

- The basic process of translating transmission costs to charges for transmission customer

- The distinguishing features of various transmission pricing schemes are based on the the following features:

      -     Cost responsibility

      -     Spatial resolution for transmission prices

      -     Time resolution for transmission prices

      -     Payment responsibility for transmission prices


(C) Shir Consultants                                                         9-5

                               COST RESPONSIBILITY

-     Rolled-in pricing scheme

      -     All transmission costs are rolled ?????

-     Incremental pricing scheme

-     Composite embedded/incremental pricing scheme


(C) Shir Consultants                                                         9-6

                            ROLLED-IN PRICING SCHEME

                                  [FLOW CHART]


(C) Shir Consultants                                                         9-7

                           INCREMENTAL PRICING SCHEME

                                  [FLOW CHART]


(C) Shir Consultants                                                         9-8

                  COMPOSITE EMBEDDED/INCREMENTAL PRICING SCHEME

                                  [FLOW CHART]


(C) Shir Consultants                                                         9-9

                   SPATIAL RESOLUTION FOR TRANSMISSION PRICES

-     System-wide pricing

      -     Cosntrant transmission prices system wide

-     Zonal pricing

      -     Constant transmission prices in selected zones

-     Nodal pricing

      -     Transmission prices change for every node


(C) Shir Consultants                                                        9-10

                     TIME RESOLUTION FOR TRANSMISSION PRICES

-     Annual pricing

-     Seasonal pricing

-     Daily pricing

-     Hourly pricing


(C) Shir Consultants                                                        9-11

                     TIME RESOLUTION FOR TRANSMISSION PRICES

---------------------------------------------  ---------------  ---------------  --------------  ---------------
                  ATTRIBUTE                      ANNUAL PRICE       SEASONAL       DAILY PRICE     HOURLY PRICE
                                                                     PRICE
=============================================  ===============  ===============  ==============  ===============
  Ability to differentiate based on the              Low             Medium           High             High
  level of service
=============================================  ===============  ===============  ==============  ===============
  Ability to recover transmission revenue            High             High            High             High
  requirement
=============================================  ===============  ===============  ==============  ===============
  Acceptability to regulators                        High             High            High             High
=============================================  ===============  ===============  ==============  ===============
  Ease of implementation                             High            Medium          Medium           Medium
=============================================  ===============  ===============  ==============  ===============
  Ability to maximize the utilization of             Low              Low            Medium            High
  existing transmission resources
=============================================  ===============  ===============  ==============  ===============
  Ability to provide efficient economic              Low              Low            Medium            High
  signal to select least cost transaction
=============================================  ===============  ===============  ==============  ===============
  Ability to provide efficient economic              Low             Medium           High             High
  signal for locating generation and load
---------------------------------------------  ---------------  ---------------  --------------  ---------------


(C) Shir Consultants                                                        9-12

                 PAYMENT RESPONSIBILITY FOR TRANSMISSION PRICES

-     Load pays for transmission services

-     Supplier pays for transmission services

-     Both load and supplier pay for transmission services


(C) Shir Consultants                                                        9-13

                   ATTRIBUTES OF TRANSMISSION PRICING SCHEMES

The criterial why a particular transmission pricing scheme may be selected for a paticular application

-     Ability to differentiate based on the level of service

-     Ability to recover transmission revenue requirement

-     Acceptability to regulators

-     Ease of implementation

-     Ability to maximize the utilization of existing transmission resources

- Ability to provide efficient economic signal to select least cost transaction

- Ability to provide efficient economic signal for locating generation and load


(C) Shir Consultants                                                        9-14

                      SELECTING COST RESPONSIBILITY FEATURE

-------------------------------------------------------  ------------------  ------------------  ----------------
                       ATTRIBUTE                              ROLLED-IN          INCREMENTAL         COMPOSITE
                                                               SCHEME              SCHEME             SCHEME
=======================================================  ==================  ==================  ================
  Ability to differentiate based on the level of                 Low                High               High
  service
=======================================================  ==================  ==================  ================
  Ability to recover transmission revenue requirement           High                 Low               High
=======================================================  ==================  ==================  ================
  Acceptability to regulators                                   High                 Low              Medium
=======================================================  ==================  ==================  ================
  Ease of implementation                                        High                 Low                Low
=======================================================  ==================  ==================  ================
  Ability to maximize the utilization of existing                Low                High               High
  transmission resources
=======================================================  ==================  ==================  ================
  Ability to provide efficient economic signal to                Low                High               High
  select least cost transaction
=======================================================  ==================  ==================  ================
  Ability to provide efficient economic signal for               Low                High               High
  locating generation and load
-------------------------------------------------------  ------------------  ------------------  ----------------


(C) Shir Consultants                                                        9-15

                SELECTING INCREMENTAL COST RESPONSIBILITY FEATURE

------------------------------------------------------  ---------------------------  ------------------------
                       ATTRIBUTE                              SHORT RUN COSTS             LONG RUN COSTS
======================================================  ===========================  ========================
  Ability to differentiate based on the level of                   Medium                      High
  service
======================================================  ===========================  ========================
  Ability to recover transmission revenue requirement             Low-High                  Medium-High
======================================================  ===========================  ========================
  Acceptability to regulators                                      Medium                     Medium
======================================================  ===========================  ========================
  Ease of implementation                                           Medium                     Medium
======================================================  ===========================  ========================
  Ability to maximize the utilization of existing                   High                       High
  transmission resources
======================================================  ===========================  ========================
  Ability to provide efficient economic signal to                   High                       High
  select least cost transaction
======================================================  ===========================  ========================
  Ability to provide efficient economic signal for                 Medium                      High
  locating generation and load
------------------------------------------------------  ---------------------------  ------------------------


(C) Shir Consultants                                                        9-16

            SELECTING THE SPATIAL RESOLUTION FOR TRANSMISSION PRICES

-------------------------------------------------  --------------------------  ------------------  ------------------
                    ATTRIBUTE                           SYSTEM-WIDE PRICE          ZONAL PRICE         NODAL PRICE
=================================================  ==========================  ==================  ==================
  Ability to differentiate based on the level                  Low                   Medium               High
  of service
=================================================  ==========================  ==================  ==================
  Ability to recover transmission revenue                     High                    High                High
  requirement
=================================================  ==========================  ==================  ==================
  Acceptability to regulators                                 High                    High                High
=================================================  ==========================  ==================  ==================
  Ease of implementation                                      High                   Medium                Low
=================================================  ==========================  ==================  ==================
  Ability to maximize the utilization of                       Low                   Medium               High
  existing transmission resources
=================================================  ==========================  ==================  ==================
  Ability to provide efficient economic signal                 Low                   Medium               High
  to select least cost transaction
=================================================  ==========================  ==================  ==================
  Ability to provide efficient economic signal                 Low                   Medium               High
  for locating generation and load
-------------------------------------------------  --------------------------  ------------------  ------------------


(C) Shir Consultants                                                        9-17

                 PAYMENT RESPONSIBILITY FOR TRANSMISSION PRICES

----------------------------------------------  ---------------------  ----------------------  ----------------------
                   ATTRIBUTE                          LOAD PAYS             SUPPLIER PAYS             BOTH PAY
==============================================  =====================  ======================  ======================
  Ability to differentiate based on the                  High                  Medium                   High
  level of service
==============================================  =====================  ======================  ======================
  Ability to recover transmission revenue                High                   High                    High
  requirement
==============================================  =====================  ======================  ======================
  Acceptability to regulators                            High                    Low                   Medium
==============================================  =====================  ======================  ======================
  Ease of implementation                                 High                   High                   Medium
==============================================  =====================  ======================  ======================
  Ability to maximize the utilization of                Medium                 Medium                   High
  existing transmission resources
==============================================  =====================  ======================  ======================
  Ability to provide efficient economic                  High                  Medium                   High
  signal to select least cost transaction
==============================================  =====================  ======================  ======================
  Ability to provide efficient economic                 Medium                 Medium                   High
  signal for locating generation and load
----------------------------------------------  ---------------------  ----------------------  ----------------------


(C) Shir Consultants                                                        9-18

                      EXAMPLES TRANSMISSION PRICING SCHEMES

-------------------  ------------------------------------------------------------------------------------- -------------------------
     ENTITY                                                 PRICING SCHEME                                    SOME IMPLEMENTATION
                     ----------------------- --------------------- ------------------- -------------------          DETAILS
                            COST               SPATIAL RESOLUTION         TIME               PAYMENT
                        RESPONSIBILITY                                  RESOLUTION       RESPONSIBILITY
-------------------  ----------------------- --------------------- ------------------- ------------------- -------------------------
WEPEX: California's   Composite:              Embedded costs:       Embedded costs:      Embedded costs:   - Applicable to all
Transmission         - Embedded costs        - System-wide         - Annual            - Loads?              transactions.
Pricing (proposed)     based on demand         (utility specific)   Incremental costs:  Incremental costs: - Embedded costs are
                       (access fee) and       Incremental costs:   - Annual for        - Both loads          allocated using postage
                       energy (use fee)      - Nodal for             losses              and suppliers pay   stamp model
                     - Incremental costs       losses              - Hourly for          for short run     - Losses assigned to
                       based on short run    - Zonal for             congestion          costs               suppliers according to
                       costs (including        congestion          - Daily for         - Loads for           average marginal values
                       ancillary services)   - Zonal for             most ancillary      ancillary         - Congestion assigned
                                               ancillary services?   services (some      services?           based on SRMC model to
                                                                     hourly)?                                both suppliers and
                                                                                                             loads
-------------------  ----------------------- --------------------- ------------------- ------------------- -------------------------
PJM (preliminary      Composite:              Embedded costs:       Embedded costs:     Embedded costs:    - Applicable for all
proposal)            - Embedded costs        - Zonal and           - Annual            - ?                   transactions
                       based on demand based   functional           Incremental costs:  Incremental costs: - Embedded cost
                       reservation charge     Incremental costs:   - Hourly for        - ?                   allocation based on
                     - Incremental costs     - Nodal for             short run costs                         postage stamp or PFBCA
                       based on short run      short run costs                                               (MW-mile) method
                       costs (including        (congestion and                                             - Non-firm users pay 10%
                       ancillary services)     losses)                                                       of embedded costs
                                                                                                           - Congestion (and
                                                                                                             losses?) assigned based
                                                                                                             on SRMC model
-------------------  ------------------------------------------------------------------------------------- -------------------------


(C) Shir Consultants                                                        9-19

                      EXAMPLES TRANSMISSION PRICING SCHEMES

-------------------  ------------------------------------------------------------------------------------- -------------------------
     ENTITY                                                 PRICING SCHEME                                    SOME IMPLEMENTATION
                     ----------------------- --------------------- ------------------- -------------------          DETAILS
                            COST               SPATIAL RESOLUTION         TIME               PAYMENT
                        RESPONSIBILITY                                  RESOLUTION       RESPONSIBILITY
-------------------  ----------------------- --------------------- ------------------- ------------------- -------------------------
UK:  National Grid    Composite:              Embedded costs:       Embedded costs:     Embedded costs:    - Applicable to all
Company (in place)   - Embedded costs        - System-wide for     - Annual            - Both loads          transactions
                       based demand only       security fee         Incremental costs:   and suppliers     - Transportation fee
                       (security fees)        Incremental costs:   - Hourly for         Incremental costs:   assigned based long run
                     - Incremental costs     - Zonal for             short run costs   - Both loads          incremental cost model
                       based on short run      transportation fees - Annual for          and suppliers       (MW-km)
                       costs (including      - Nodal for short       long run costs      (incl. ancillary  - Security fee (embedded)
                       ancillary services)     run costs           - Daily for           services)           based on postage stamp
                       and long run costs    - Zonal/system-wide     most ancillary                          model
                       (transportation fee)    for ancillary         services (some                        - Incremental costs
                                               services              annul)                                  (congestion, losses)
                                                                                                             assigned based on SRMC
                                                                                                             model
-------------------  ------------------------------------------------------------------------------------- -------------------------


(C) Shir Consultants                                                        9-20

                      EXAMPLES TRANSMISSION PRICING SCHEMES

-------------------  ------------------------------------------------------------------------------------- -------------------------
     ENTITY                                                 PRICING SCHEME                                    SOME IMPLEMENTATION
                     ----------------------- --------------------- ------------------- -------------------          DETAILS
                            COST               SPATIAL RESOLUTION         TIME               PAYMENT
                        RESPONSIBILITY                                  RESOLUTION       RESPONSIBILITY
-------------------  ----------------------- --------------------- ------------------- ------------------- -------------------------
ARGENTINA             Composite:              Embedded costs:       Embedded costs:     Embedded costs:    - Applicable for wheeling
                     - Embedded costs        - Nodal               - Annual            - ?                   transactions
                       allocated based on     Incremental costs:    Incremental costs:  Incremental costs: - Embedded cost
                       demand ("connection   - Nodal               - Hourly            - ?                   allocation based on
                       fee")                                                                                 PFBCA model
                     - Incremental cost                                                                    - Short run costs
                       based on short run                                                                    assigned based on SMRC
                       costs                                                                                 model
-------------------  ----------------------- --------------------- ------------------- ------------------- -------------------------
CHILE                 Composite:              Embedded costs:       Embedded costs:     Embedded costs:    - Applicable for wheeling
                     - Embedded costs        - Nodal               - Annual            - Load and            transactions
                       allocated based on     Incremental costs:    Incremental costs:   supplier          - Embedded cost
                       demand ("additional   - Nodal               - Hourly             Incremental costs:   allocation based on
                       toll")                                                          - Load and            PFBCA model
                     - Incremental cost                                                  supplier          - Short run costs
                       based on short run                                                                    assigned based on SRMC
                       costs ("transmission                                                                  model
                       rent") and long run                                                                 - Long run costs assigned
                       costs ("transmission                                                                  based on LRIC model
                       toll")
-------------------  ----------------------- --------------------- ------------------- ------------------- -------------------------


(C) Shir Consultants                                                        9-21

                      WEPEX'S TRANSMISSION PRICING SCHEMES

                                  [FLOW CHART]

                           TRANSMISSION PRICING MODELS

-     Presents prevailing and promising transmission pricing models

- Present models in the context of evaluating, assigning and allocating transmission costs

      -     Models for evaluation and assignment of incremental system costs

      - Methods for partitioning of transmission revenue requirement to rate components

      -     Models for allocation of the revenue requirement


(C) Shir Consultants                                                        9-23

   TRANSMISSION PRICING MODELS FOR INCREMENTAL COSTS EVALUATION AND ASSIGNMENT

-     Short run (operating) costs

-     Long run (reinforcement) costs


(C) Shir Consultants                                                        9-24

                          EVALUATION OF SHORT RUN COSTS

-     To ensure short run efficiencies

- Cost of generation redispatch resulting from potential congestions and losses caused by the transaction

-     Short run costs may be negative

-     Requires chronological simulation of the transmission system


(C) Shir Consultants                                                        9-25

              EX-ANTE VERSUS EX-POST EVALUATION OF SHORT RUN COSTS

-     Ex-Ante evaluation

      -     Timely economic signals

      -     Price certainty

      -     Inaccuracies may blunt usefulness

-     Ex-post cost evaluation

      -     Ensures accurate results

      - Too late to help transmission customers make optimal use of the transmission system

- Often both ex-ante and ex-post price calculations are carried out in order to true up costs in the long run


(C) Shir Consultants                                                        9-26

              EX-ANTE VERSUS EX-POST EVALUATION OF SHORT RUN COSTS

---------------------------------------------  -----------------------------  ---------------------------------
                   ATTRIBUTE                               EX-ANTE                         EX-POST
                                                  SHORT RUN COST EVALUATION       SHORT RUN COST EVALUATION
=============================================  =============================  =================================
  Ability to differentiate based on the                     High                            Medium
  level of service
=============================================  =============================  =================================
  Ability to recover transmission revenue                   High                             High
  requirement
=============================================  =============================  =================================
  Acceptability to regulators                               High                             High
=============================================  =============================  =================================
  Ease of implementation                                 Low-Medium                      Medium-High
=============================================  =============================  =================================
  Ability to maximize the utilization of                    High                            Medium
  existing transmission resources
=============================================  =============================  =================================
  Ability to provide efficient economic                     High                             Low
  signal to select least cost transaction
=============================================  =============================  =================================
  Ability to provide efficient economic                    Medium                           Medium
  signal for locating generation and load
---------------------------------------------  -----------------------------  ---------------------------------


(C) Shir Consultants                                                        9-27

                           PROXIES FOR SHORT RUN COSTS

                      Short Run Marginal Cost Pricing Model
                         (Transmission Pricing Model 1)

- Estimates the short run costs by multiplying the marginal operating cost ($/MW) by the amount of transacted power (MW)

- The marginal operating cost is the cost of accommodating a marginal increase in the magnitude of transacted power

-     Alternatively:

                                [FORMULA OMITTED]

-     The hourly costs can be summed up for the duration of a transaction


(C) Shir Consultants                                                        9-28

                           PROXIES FOR SHORT RUN COSTS

                      Short Run Marginal Cost Pricing Model
                         (Transmission Pricing Model 1)

-     Advantages of the SRMC pricing model

      -     Straightforward

-     Disadvantages of the SRMC pricing model

      -     The dispatch model can be very complex

      - The dispatch model may not represent the actual behavior of the power system

      -     The dispatch model may not converge

      -     SRMC based prices can be very volatile

      - SRMC pricing model can work based on the approximate formulations of SRMC pricing model


(C) Shir Consultants                                                        9-29

                          EVALUATION OF LONG RUN COSTS

- To ensure long run efficiency in investment and operation of the transmission system

- Reinforcement costs (cost of adding new system facilities) and long run operating costs

-     Normally system reinforcements are only considered


(C) Shir Consultants                                                        9-30

                      ACCURATE EVALUATION OF LONG RUN COSTS

- Compare the least cost (optimal) transmission expansion plans for the system with and without the transaction

-     Optimal transmission expansion plans

      1.    Simulate the operation of the system over many years.

      2.    Evaluate the cost of system operations

      3. Relieve system congestion through least cost transmission reinforcements

                         [SYSTEM OPERATING COST CHART]


(C) Shir Consultants                                                        9-31

                      ACCURATE EVALUATION OF LONG RUN COSTS

- Extremely complex, tedious, data intensive and subject to potential dispute

- Has been successfully deployed for radial transmission and distribution configurations

- Transmission planners have been practicing an approximate version of this process


(C) Shir Consultants                                                        9-32

                           PROXIES FOR LONG RUN COSTS

                   Long Run Marginal Cost (LRMC) Pricing Model
                         (Transmission Pricing Model 2)

-     Roughly estimates the long run cost

- Studies the impact of a marginal increase in the magnitude of transacted power on the "flows" on transmission facilities

-     Calculation of LRMC based prices:

      -     Marginal long run cost

                                [FORMULA OMITTED]

      -     The proxy for long run cost is then calculated as:

                                [FORMULA OMITTED]

-     Similar to UK's NGC minimal "spanning tree" approach


(C) Shir Consultants                                                        9-33

                           PROXIES FOR LONG RUN COSTS

                   Long Run Marginal Cost (LRMC) Pricing Model
                         (Transmission Pricing Model 2)

-     Advantages of the LRMC pricing model

      -     Evaluation is straightforward and robust

-     Disadvantages of the LRMC pricing model

      - Only rough proxies of the actual long run costs (the value for economic efficiency?)


(C) Shir Consultants                                                        9-34

                  PARTITIONING OF THE TRR INTO RATE COMPONENTS

- To differentiate between the prices charged to transmission users with the similar demands but with different load factors

-     Traditionally, based on the experience and judgment of the rate designer


(C) Shir Consultants                                                        9-35

                TRANSMISSION PRICING MODELS FOR ALLOCATION OF TRR

- Allocate the access charges based on the "extent-of-use" of the transmission system

-     Two broad family of models

      -     Extent-of-use based on demand on the entire system

      -     Extent-of-use based on demand on individual transmission facilities


(C) Shir Consultants                                                        9-36

           POSTAGE STAMP PRICING MODEL (TRANSMISSION PRICING MODEL 3)

- It is assumed all parts of the transmission system are used by all transmission transactions

- Allocates the transmission revenue requirement (embedded costs) according to the MW demand of the transmission users

-     Postage stamp pricing model for use charges is the same


(C) Shir Consultants                                                        9-37

           POSTAGE STAMP PRICING MODEL (TRANSMISSION PRICING MODEL 3)

-     Advantages of the postage stamp pricing model

      -     The advantage of this method is its simplicity

-     Disadvantages of the postage stamp pricing model

      - No capability to differentiate among various types transmission transactions


(C) Shir Consultants                                                        9-38

     POWER FLOW BASED COST ALLOCATION METHOD (TRANSMISSION PRICING MODEL 4)

- Conceptually, allocates the TRR to transmission users one facility at a time: "FACILITY-BY-FACILITY APPROACH"

- Allocation based on the change in flow on a transmission facility with and without the transaction

- Actual implementation uses the concept of facility by facility cost allocation to develop an extent-of-use measure

-     Dimension of extent of use is power (MW) and distance (mile): "MW-MILE
      METHOD"


(C) Shir Consultants                                                        9-39

     POWER FLOW BASED COST ALLOCATION METHOD (TRANSMISSION PRICING MODEL 4)

-     Advantages of the PFBCA pricing model



     POWER FLOW BASED COST ALLOCATION METHOD (TRANSMISSION PRICING MODEL 4)

-     Different implementations:

      -     Embedded versus replacement costs

      -     System versus facility loading condition

      -     Coincident versus non-coincident peak load conditions

      -     Nodal (zonal) versus point-to-point transactions

      -     Time differentiated versus fixed prices


(C) Shir Consultants                                                        9-40

     POWER FLOW BASED COST ALLOCATION METHOD (TRANSMISSION PRICING MODEL 4)

-     Advantages of the PFBCA pricing model

      - Ability to differentiate among transmission transactions even when used to implement a rolled-in transmission pricing scheme.

-     Disadvantages of the PFBCA pricing model

      -     Somewhat complex to implement


(C) Shir Consultants                                                        9-41